Rule 497(e)

File Nos. 333-52956 and 811-07549

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT Dated March 16, 2009

To the Prospectus dated May 1, 2008 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Effective immediately, the DWS Capital Growth VIP Portfolio has changed its investment objective. As a result, effective immediately, the current description of such portfolio’s investment objective on page 15 of the Prospectus is deleted in its entirety and replaced with such portfolio’s new investment objective below:

“DWS Capital Growth VIP Class A Shares seeks to provide long-term growth of capital. The portfolio normally invests at least 65% of total assets in equities, mainly common stocks of US companies. Although the portfolio can invest in companies of any size, it intends to invest primarily in companies whose market capitalizations are similar in size to the companies in the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”) or the Russell 1000® Growth Index (as of December 31, 2008, the S&P 500 Index and the Russell 1000® Growth Index had median market capitalizations of $6.4 billion and $3.3 billion, respectively). The portfolio may also invest in other types of equity securities, such as preferred stocks or convertible securities. In choosing stocks, the portfolio managers begin by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. The portfolio managers also apply fundamental techniques to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time. The portfolio managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio’s emphasis on a given industry.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2008. Please keep this supplement for future reference.